October 1, 2004

Fund Profile

T. Rowe Price

High Yield
Fund

A higher-risk bond fund that seeks to earn a high level of income and some appreciation.

This profile summarizes key information about the fund that is included in the fund`s prospectus. The fund`s prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660 or by visiting our Web site at

troweprice.com.

®

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Fund Profile

What is the fund`s objective?

The fund seeks high current income and, secondarily, capital appreciation.

What is the fund`s principal investment strategy?

The fund will normally invest at least 80% of net assets in a widely diversified portfolio of high-yield corporate bonds, often called "junk" bonds, income-producing convertible securities, and preferred stocks. High-yield bonds are rated below investment grade (BB and lower). They generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The fund`s weighted average maturity generally is expected to be in the 6- to 10-year range. In selecting investments, we rely extensively on T. Rowe Price research analysts. The fund intends to focus primarily on the higher-quality range (BB and B) of the high-yield market.

The fund may also invest in other securities, including futures, options, and swaps, in keeping with its objective.

The fund may sell holdings for a variety of reasons, such as to adjust the portfolio`s average maturity or quality, to shift assets into higher-yielding securities, or to reduce marginal-quality securities.

Further information about the fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.

What are the main risks of investing in the fund?

This fund could have greater price declines than one that invests primarily in high-quality bonds. Like other bond funds, it is exposed to interest rate risk, but credit risk and other risks may often be more important.

  Interest rate risk  This is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically decline more than those with shorter maturities. If the fund purchases longer-maturity bonds and interest rates rise, the fund`s price could decline.

  Credit risk  This is the potential for price losses caused by credit rating downgrades and defaults. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial set-

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  Fund Profile

  backs and recession than more creditworthy companies, which may impair their ability to make interest and principal payments. Therefore, the credit risk for the fund`s portfolio increases when the U.S. economy slows or enters a recession.

  The fund may be more vulnerable to interest rate risk if it is focusing on BB rated bonds since better-quality junk bonds follow the investment-grade market to some extent. But if its focus is on bonds rated B and below, credit risk will probably predominate.

  Liquidity risk  This is the chance that the fund may not be able to sell bonds at desired prices and that large purchases or sales of certain high-yield bond issues may cause substantial price swings.

  Other risks  The entire noninvestment-grade bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market`s psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

  Foreign investing risk  To the extent the fund holds foreign bonds, it will be subject to special risks, whether the bonds are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the fund`s share price.

  As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell if the fund is appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are a long-term, risk-oriented investor seeking a high level of current income and some appreciation potential, the fund may be appropriate but should not represent a significant portion of your assets. If you are investing primarily for stability and liquidity, the fund is not appropriate, and you should consider a money market fund.

  The fund can be used in both regular and tax-deferred accounts, such as IRAs.

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  Fund Profile

  The fund should not represent your complete investment program or be used for short-term trading purposes.

  How has the fund performed in the past?

  The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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  Fund Profile

  Table 1  Average Annual Total Returns
	Periods ended 09/30/04
	1 year	5 years	10 years
High Yield Fund
Returns before taxes	11.73%	7.04%	7.89%
Returns after taxes on distributions	8.70	3.39	4.16
Returns after taxes on distributions and sale of fund shares	7.55	3.67	4.35
CS First Boston High Yield Index	13.32	7.66	8.14
Lipper High Current Yield Funds Average	11.26	4.47	5.74

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  CS First Boston High Yield Index tracks the performance of domestic noninvestment-grade corporate bonds.

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  What fees and expenses will I pay?
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  The fund is 100% no load. However, the fund charges a 1.00% redemption fee, payable to the fund, on shares held less than one year (details under Contingent Redemption Fee, on the next page). There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.
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  Table 2  Fees and Expenses of the Fund*
Shareholder fees (fees paid directly from your investment)
Redemption fee	1.00%a
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.62%
Other expenses	0.16%
Total annual fund operating expenses	0.78%

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  aOn shares purchased and held for less than one year (details under Contingent Redemption Fee, on the next page).

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower,

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  Fund Profile

  the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$80	$249	$433	$966

  Contingent Redemption Fee

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  Short-term "market timers" who engage in frequent purchases and redemptions can disrupt a fund`s investment program and create additional costs for long-term shareholders. For these reasons, the fund assesses a 1.00% fee on redemptions (including exchanges) of fund shares held for less than one year.
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  Redemption fees are paid to a fund to help offset costs and to protect its long-term shareholders. The "first-in, first-out" (FIFO) method is used to determine the holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than the designated holding period, the fee will be charged.
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  In determining a holding period, the fund will use the anniversary date of a transaction. Thus, for a one-year period, shares purchased on February 1 will be subject to the fee if they are redeemed on or prior to the following January 31. If they are redeemed on or after February 1 of the following year, they will not be subject to the fee.
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  Shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or accounts, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or shares redeemed through designated systematic withdrawal plans are exempt from the redemption fee. The fee does apply to all other types of accounts including IRAs. The fee also may apply to shares in retirement plans held in broker omnibus accounts. Intermediaries who cannot assess the redemption fee because of systems limitations and can provide verification to that effect to the satisfaction of T. Rowe Price may be permitted to defer application of the fee until December 31, 2004. In addition, shares redeemed through automatic and/or nondiscretionary rebalancing programs may not be subject to the fee, subject to the prior written approval by designated persons at T. Rowe Price, provided that they reasonably can be assured that these transactions will not result in short-term market timing or excessive trading. Finally, some transactions are not motivated by short-term market timing nor qualify as "excessive" trading and, therefore, may be exempt from the redemption fee, subject to prior written approval by designated persons at T. Rowe Price as described earlier.
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  Fund Profile

  Who manages the fund?

  The fund is managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

  Mark J. Vaselkiv manages the fund day to day and has been chairman of its Investment Advisory Committee since 1996. He joined T. Rowe Price in 1988 and has been managing investments in the high-yield bond market since that time.

  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access ® or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  When will I receive income and capital gain distributions?

  The fund distributes income monthly and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Fund Profile

  Important Information About the High Yield Fund

  The fund ceased to accept new accounts after 4 p.m. ET on February 20, 2004.

  Purchases of shares are permitted for existing investors holding shares directly with T. Rowe Price and participants in their employers` retirement plans where the fund is an option in the plan. Generally, investors or plan participants holding shares through intermediaries (for example, brokerage or financial planning firms) will be able to purchase additional shares; however, you should check with your intermediary to confirm your eligibility. The fund will not accept new IRA accounts but will permit direct rollovers from qualified retirement plans into new IRA accounts offered through T. Rowe Price.

  The closing does not restrict shareholders from selling shares of the fund.

  The fund reserves the right, when deemed to be in the fund`s best interests, to permit certain types of investors to open new accounts in the fund and to impose further restrictions, all without further notice.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS F57-035

  T. Rowe Price Investment Services, Inc., Distributor.